Exhibit 10.39

Token Lock-Up Agreement

INX Limited

___________, 2020

INX Limited

6 Bayside Road

Gibraltar, GX11 1AA

Gibraltar

Ladies and Gentlemen:

The undersigned, a holder of INX Tokens (“Tokens”) issued by INX Limited (the “Company”), understands that the Company is contemplating a public offering of Tokens to be registered with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Offering”).

To induce third parties to participate in the Offering, the undersigned agrees, for good and valuable consideration, that during the Lock-Up Period (as defined below), without the prior written consent of the board of directors of the Company, the undersigned will not (1) directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Tokens or (2) enter into any Hedging Transaction (as defined below) relating to the Tokens (each of the foregoing transactions described in clause (1) or (2) above referred to as a “Disposition”). The foregoing restriction applies, without limitation, to Tokens which may be deemed to be beneficially owned by the undersigned (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934) currently or hereafter during the Lock-Up Period, and Tokens which may be issued upon exercise of options or warrants and any other security convertible into or exercisable or exchangeable for Tokens. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Tokens.

The Lock-Up Period will commence upon the date of completion of the Offering (the “Lock-Up Commencement”) and continue for 24 months thereafter, as follows: (i) following lapse of 12 months as of the Lock-Up Commencement, half of the Tokens underlying the lock-up shall be released from the lock-up; and (ii) following lapse of additional 12 months (i.e., 24 months as of the Lock-Up Commencement), the remaining half of the Tokens shall be released from the lock-up (the “Lock-Up Period”).

Notwithstanding the foregoing, the restrictions set forth herein shall not apply to, and the undersigned may engage in, the following transactions:

(a) the transfer of Tokens or any securities convertible into or exercisable or exchangeable for Tokens (i) to the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned (each, an “Immediate Family Member”) or to a trust formed for the benefit of the undersigned or of an Immediate Family Member or any entity the equity interests of which are held exclusively by the undersigned or Immediate Family Members, (ii) by bona fide gift to an Immediate Family Member, (iii) by will or intestacy, (iv) to an entity or person, as the case may be, controlled by, controlling or under common control, with the undersigned, (v) that occurs by operation of law or by order of a court of competent jurisdiction, such as rules of descent and distribution, or pursuant to a qualified domestic order or in connection with a divorce settlement or (vi) if the undersigned is a partnership or limited liability company or other business entity (A) to another partnership or limited liability company or other business entity that is an “affiliate” (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (B) as part of a disposition, transfer or distribution by the undersigned to its members, limited or general partners, or other equity holders; provided that, (X) in the case of any transfer or distribution pursuant to this paragraph (a), there shall be a condition of transfer or distribution that each transferee, trustee, donee or distributee shall agree in writing to be bound by, and that any Tokens (or any securities convertible into or exercisable or exchangeable for Tokens) thus transferred or distributed shall remain subject to, the same terms described in this Lock-Up Agreement that are applicable to the undersigned, to the extent and for the duration that such terms remain in effect at the time of the transfer, and (Y) in the case of any transfer or distribution pursuant to paragraph (a) clauses (i), (ii), (iii), (iv) or (vi) above, no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, or other public announcement or disclosure shall be required or made voluntarily in connection with or reflecting such transfer or distribution during the Lock-Up Period;

(b) (i) the receipt by the undersigned from the Company of Tokens upon the exercise of options, or (ii) the transfer of Tokens or any securities convertible into or exercisable or exchangeable for Tokens to the Company upon a vesting event of the Company’s securities; provided that, in the case of either paragraph (b) clauses (i) or (ii) above, no filing by any party (Company or the undersigned) under the Exchange Act or otherwise, or other public announcement or disclosure by any party shall be required or made voluntarily in connection with or reflecting such exercise or transfer; and provided further that no Tokens are sold in the public market in connection with such exercise or transfer and that any Tokens issued upon exercise of such option or warrant will remain subject to the terms of the Lock-up Agreement;

(c) the transfer of Tokens or any security convertible into or exercisable or exchangeable for Tokens to the Company (or the Company’s designee) pursuant to agreements under which the Tokens were issued and the Company has the option or obligation to repurchase such Tokens or securities or receive such Tokens in exchange for services or a right of first refusal with respect to transfers of such Tokens or securities;

(d) the transfer of Tokens acquired by the undersigned in the open market following the Offering, provided that no filing by the Company or the undersigned under the Exchange Act or otherwise, or other public announcement is required or made voluntarily connection with or reflecting such transfer during the Lock-up Period.

Notwithstanding any other provision of this Lock-Up Agreement, the restrictions set forth in this Lock-Up Agreement shall apply to all Tokens sold to the undersigned, if the undersigned is a director, executive officer or current shareholder of the Company.

The undersigned agrees that the Company may use any technical or legal instrument it deemed necessary or desirable in order to enter and enact stop transfer instructions relating to any actions that would contradict the terms of this Lock-Up Agreement (including without limitation, the use of technical features of the INX Token smart contract that will reject automatically any digital wallet address from participating in transfers of Tokens subject to this Lock-Up Agreement and/or refusal to record such transfer in Company’s ledger or any other applicable registry).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities (including Tokens) pursuant to any agreement or understanding, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only during the Lock-Up Period.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any prior registration rights agreement or any other agreement, whether written or oral, to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such prior agreements.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Lock-Up Agreement shall automatically terminate upon the earliest to occur of (a) the end of the Lock-Up Period; and (b) the date the Company advises the undersigned, in writing, that it has determined not to proceed with the Offering. If the undersigned is an officer or director of the Company, the undersigned agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Tokens, the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Company hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer. This agreement will be modified only with the written approval of the Securities Administrator of Washington.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of Gibraltar, and the competent courts of Gibraltar shall have exclusive jurisdiction over any dispute or matter in connection herewith.

[Signature page to follow]

[Signature Page- INX Limited Lock-Up Agreement]

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